May 1, 2022

Summary

Prospectus

USAA GLOBAL MANAGED VOLATILITY FUND

Fund Shares (UGMVX) ⬛ Institutional Shares (UGOFX)

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund including the Fund's Statement of Additional Information ("SAI") online at VictoryFunds.com. You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated May 1, 2022, are incorporated hereby by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective

The USAA Global Managed Volatility Fund (the "Fund") seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(fees paid directly from your investment)

Fund Inst.

Shares Shares

None None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.
	Shares	Shares

Management Fee	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses	0.45%	0.17%

Total Annual Fund Operating Expenses	1.05%	0.77%

Fee Waiver/Reimbursement from Adviser	(0.15%)	(0.07%)

Total Annual Fund Operating Expenses	0.90%1	0.70%1
after Reimbursement

1Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.90% of the Fund's Shares and 0.70% of the Institutional Shares, through at least June 30, 2023. The Adviser is permitted to recoup fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or

(b)the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$92	$317	$562	$1,267

Inst. Shares	$72	$238	$420	$ 946

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategy

The Fund's principal strategy is to combine a portfolio of domestic and foreign equity securities, including emerging markets securities, designed to provide growth with lower volatility. The Fund primarily invests in stocks that exhibit high-quality characteristics such as high levels of profitability and stable earnings, which may lower volatility in the Fund's returns. The Fund uses quantitative analysis to allocate exposure to various quality factors to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund's volatility. The Fund's portfolio construction process generally seeks to maintain a target beta below the MSCI All- Country World Index (the "benchmark"), which the portfolio manager believes will provide the potential for long-term capital appreciation while maintaining lower volatility than the benchmark.

To a limited extent, the Fund may invest in exchange-traded funds ("ETF") and affiliated ETFs. Additionally, in certain instances, the Fund may use alternative investment strategies such as an option-based risk-management strategy, which involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The Fund can also invest in other derivatives, including equity futures. Futures typically are used as a liquid and economical means of managing tactical allocations to asset classes or factors.

Principal Risks

The Fund's investments are subject to the following principal risks:

Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

Factor-Based Investment Risk – Quantitative tools used by portfolio management analyzes stocks and other potential investments based on various investment characteristics or "factors," which may be out of favor or may not produce the best results over periods of time. In addition, the effectiveness of the quantitative analysis of securities will significantly impact the success of the Fund's investment strategy. A portfolio using quantitative analysis may underperform the market as a whole versus a portfolio using a different approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security's value. Further, factors that affect a security's value can change over time and may not be reflected in the Fund's portfolio. Therefore, the Fund may have a lower return than if it were managed using a strategy that did not include quantitative analysis.

ETF Risk – ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

Options Risk – The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously buys index put options and sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline if the market price of the index falls below the strike price of the short index put option.

Leveraging Risk – The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk – The risk of investing in securities that generally are less liquid than higher-quality securities is referred to as liquidity risk. The market for lower-quality issues generally is less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Institutional Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the Institutional Shares' average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an additional broad-based securities market index with investment characteristics similar to the Fund.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at VictoryFunds.com or by calling (800) 235- 8396.

Calendar Year Returns for Institutional Shares

30%

20%	21.24%	21.97%	21.34%

	12.17%

10%	10.02%

	6.46%		6.44%

0%

	-1.39%

	-3.27%
-10%

	-8.61%

-20%

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Year-to-date return of Institutional Shares as of March 31, 2022, was -6.92%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.78%	June 30, 2020
Lowest Quarter Return	-21.42%	March 31, 2020

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or

401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Institutional Shares and may differ for each share class.

Average Annual Total Returns

For Periods Ended December 31, 2021

			10 Years
			(or Life
	1 Year	5 Years	of Class)

Institutional Shares

Return Before Taxes	21.34%	11.78%	8.14%

Return After Taxes on Distributions	14.67%	9.56%	6.32%

Return After Taxes on Distributions and Sale of Fund Shares	15.96%	8.86%	6.06%

Fund Shares

Return Before Taxes	21.00%	11.53%	7.57%**

Indexes

MSCI All-Country World Index (reflects no deduction for fees, expenses, or taxes
excluding foreign withholding taxes)	18.54%	14.40%	11.85%

Global Managed Volatility Composite Index* (reflects no deduction for fees, expenses, or
taxes)	12.65%	10.47%	8.54%

*The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund's model allocation and consists of the MSCI All- Country World Index (70%) and the Bloomberg Barclays 1-3 Month US Treasury Bill (30%).

**Inception date of Fund Shares is July 12, 2013.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's Victory Solutions platform.

Portfolio Managers

Tenure with
	Title	the Fund

Mannik S. Dhillon,	President, VictoryShares and	Since 2019
CFA, CAIA	Solutions

Lance Humphrey,	Portfolio Manager,	Since 2016
CFA	VictoryShares and Solutions

Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares

Minimum Initial Investment	$3,000	$1,000,000

Minimum Subsequent Investments	$50	None

You may purchase or sell Fund Shares on any business day through VictoryFunds.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund

Shares by mail at P.O. Box 182593, Columbus, OH 43218- 2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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